UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report - May 31, 2007 (Date of earliest event reported)

INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)

(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Ingersoll-Rand Company Limited announced that Herbert L. Henkel, Chairman, President and Chief Executive Officer, is scheduled to give a presentation on Thursday, May 31, 2007 at the Sanford C. Bernstein Strategic Decisions Conference in New York. The press release and presentation are being furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Press release of Ingersoll-Rand Company Limited dated May 31, 2007.
99.2	Presentation of Ingersoll-Rand Company Limited used in connection with the Sanford C. Bernstein Strategic Decisions Conference on May 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date: May 31, 2007	By:	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel